Exhibit 99.2

Terra Innovatum Announces Closing of Business Combination with GSR III Acquisition Corp. and
Commencement of Trading on Nasdaq

October 09, 2025

●	Terra Innovatum begins trading on Nasdaq under the symbol “NKLR” tomorrow, October 10, 2025

●	First publicly traded nuclear developer that uses LEU and off-the-shelf components to deliver a low-cost, zero-carbon, and reliable micro-modular reactor solution

●	Transaction proceeds of $130 million expected to fully fund first-of-a-kind SOLO™ micro-modular reactor deployment and accelerate scale-up

●	Terra Innovatum set to ring Opening Bell on October 17, 2025

NEW YORK and AUSTIN, Texas, Oct. 09, 2025 (GLOBE NEWSWIRE) -- Terra Innovatum Global N.V. (“Terra Innovatum” or the “Company”), a developer of micro-modular nuclear reactors, today announced the successful closing of its business combination (the “Business Combination”) with GSR III Acquisition Corp. (“GSRT”) (Nasdaq: GSRT), a publicly traded special purpose acquisition company, following shareholder approval at GSRT’s Extraordinary General Meeting of Shareholders on October 7, 2025.

The combined company will operate under the name Terra Innovatum Global N.V. and its ordinary shares will begin trading on the Nasdaq Global Market (“Nasdaq”) under the ticker symbol “NKLR” as of tomorrow, October 10, 2025. The Company will be led by its existing management team.

Alessandro Petruzzi, CEO of Terra Innovatum, said, “Closing this transaction and debuting on Nasdaq marks a defining moment for our company and for the future of clean energy. The confidence our shareholders have shown – and the conviction GSRT demonstrated in our strategy – has been instrumental in getting us here, and we’re grateful for their partnership and belief in what we’re building.”

He continued, “With SOLO™, we’re advancing a reactor that is practical to manufacture, safe to deploy, and ready for real-world applications on a commercial timeline. By using proliferation-resistant LEU fuel and proven components, we’re removing the barriers that have slowed nuclear innovation from leaving the lab and entering commercial scale. Our team is focused on licensing and deployment execution, and we’re entering the public markets with a clear path to commercialization, a scalable model, and a mission that aligns long-term value with global impact.”

Gus Garcia, Co-CEO and Director of GSRT, commented: “Completing our business combination with Terra Innovatum represents an exciting achievement for both teams. Terra Innovatum is pioneering a new chapter in clean energy with technology that is simple, safe, and extremely versatile in its commercial applications. We’re proud to support their vision as they move forward as a public company, and we believe they are exceptionally well positioned to lead the next wave of nuclear innovation and long-term value creation.”

Lewis Silberman, Co-CEO and Director of GSRT, also commented: “The successful closing of our business combination with Terra Innovatum marks the culmination of a shared commitment to advancing sustainable energy innovation. Terra Innovatum’s disciplined execution, technical expertise, and clear path toward commercialization set it apart in the clean energy landscape. It has been a privilege to work alongside their team through this transformative process and to help bring their mission forward. Now it’s time to GO NKLR!”

Terra Innovatum will ring the Opening Bell at Nasdaq’s MarketSite on October 17, 2025, which can be viewed live here: https://www.nasdaq.com/marketsite/bell-ringing-ceremony.

ADVISORS

Latham & Watkins LLP and Appleby (Cayman) Ltd served as legal counsel to GSR III Acquisition Corp. Loeb & Loeb LLP, Chiomenti, and Loyens Loeff served as legal counsel to Terra Innovatum. Park Avenue Capital acted as financial advisor to Terra Innovatum. The Benchmark Company served as lead placement agent on the private investment in public equity financing. EntrepreneurShares acted as financial advisor to the Board of Directors of GSRT. Alliance Advisors Investor Relations served as investor relations and public relations advisor for the transaction.

ABOUT GSR III

GSR III Acquisition Corp. was a blank check company incorporated in the Cayman Islands with the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more operating businesses. GSRT was led by a highly experienced sponsor team with a strong track record in SPAC transactions, having previously sponsored two SPACs and advised on over 20 successful SPAC completions. The company’s management team includes Co-Chief Executive Officers Mr. Gus Garcia and Mr. Lewis Silberman, President and Chief Financial Officer Mr. Anantha Ramamurti, and Chief Business Development Officer Mr. Yuya Orime.

ABOUT TERRA INNOVATUM & SOLO™

Terra Innovatum’s mission is to make nuclear power accessible. We deliver simple and safe micro-reactor solutions that are scalable, affordable and deployable anywhere 1 MWe at a time.

Terra Innovatum is a pioneering force in the energy sector, dedicated to delivering innovative and sustainable power solutions. Terra Innovatum plans to leverage cutting-edge nuclear technology through the SOLO™ Micro-Modular Reactor (SMR™) to provide efficient, safe, and environmentally conscious energy. With a mission to address global energy shortages, Terra Innovatum combines extensive expertise in nuclear industry design, manufacturing, and installation licensing to offer disruptive energy solutions. Committed to propelling technological advancements, Terra Innovatum and SOLO™ are dedicated to fostering prosperity and sustainability for humankind.

It is anticipated that SOLO™ will be available globally within the next three years. Conceptualized in 2018 and engineered over six years by experts in nuclear safety, licensing, innovation, and R&D, SOLO™ addresses pressing global energy demands with a market-ready solution. Built from readily available commercial off-the-shelf components, the proven licensing path for SOLO™ enables rapid deployment and minimizes supply chain risks, ensuring final cost predictability. Designed to adapt with evolving fuel options, SOLO™ supports both LEU+ and HALEU, offering a platform ready to transition to future fuel supplies.

SOLO™ will offer a wide range of versatile applications, providing CO2-free, behind-the-meter, and off-grid power solutions for data centers, mini-grids serving remote towns and villages, and large-scale industrial operations in hard-to-abate sectors like cement production, oil and gas, steel manufacturing, and mining. It also has the ability to supply heat for industrial applications and other specialized processes, including water treatment, desalination and co-generation. Thanks to its modular design, SOLO™ can easily scale to deliver up to 1GW or more of CO2-free power with a minimal footprint, making it an ideal solution for rapidly replacing fossil fuel-based thermal plants. Beyond electricity and heat generation, SOLO™ can also contribute to critical applications in the medical sector by producing radioisotopes essential for oncology research and cancer treatment.

To learn more, visit: www.terrainnovatum.com.

CONTACTS

Giordano Morichi

Partner, Chief Business Development Officer & Investor Relations
Terra Innovatum Srl
E: g.morichi@terrainnovatum.com
W: www.terrainnovatum.com

Anantha Ramamurti

President, Chief Financial Officer
GSR III Acquisition Corp
E: anantha@gsrspac.com
P: (949) 468-7434

Nicholas Hresko-Staab

Vice President
Investor & Media Relations
Alliance Advisors IR
E: TerraIR@allianceadvisors.com

IMPORTANT INFORMATION FOR SHAREHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

FORWARD LOOKING STATEMENTS

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Terra Innovatum. There can be no assurance that future developments affecting Terra Innovatum will be those that we have anticipated. These forward-looking statements speak only as of the date this press release is delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (2) the risk that the Business Combination disrupts current plans and operations of Terra Innovatum a; (3) costs related to the Business Combination, including the costs of compliance with applicable securities laws; (4) changes in applicable laws or regulations; (5) the possibility that Terra Innovatum may be adversely affected by other economic, business, and/or competitive factors; (6) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (7) other risk factors described in the proxy statement/prospectus. In addition, there may be additional risks that Terra Innovatum does not presently know or that are currently believed to be immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Neither Terra Innovatum nor any of its affiliates, officers, employees or agents, makes any representation or warranty, either express or implied, in relation to the fairness, reasonableness, adequacy, accuracy, completeness or reliability of the information, statements or opinions, whichever their source, contained in this press release or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Terra Innovatum and its affiliates, officers, employees and agents further expressly disclaim any and all liability relating to or resulting from the use of this press release and any errors therein or omissions therefrom. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

In addition, the information contained in this press release is provided as of the date hereof and may change, and Terra Innovatum does not undertake any obligation to update or revise any forward- looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws.

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